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                   TRADING AUTHORIZATION LIMITED TO PURCHASES
                             AND SALES OF SECURITIES




Mitchell Securities
100 Park Avenue
New York, New York 10017

Gentlemen:

          The undersigned hereby authorizes you as his agent and attorney in fact to buy, sell (including short sales) and trade stocks, Put & Call Options covered and uncovered, bonds and any other securities relating to the same on margin or otherwise in accordance with your terms and conditions and your clearing agent's terms and conditions for the undersigned's account and risk and in the undersigned's name, or number on your books. The undersigned hereby agrees to indemnify and hold you and your clearing agent harmless from and to pay you promptly on demand any and all losses arising therefrom or debit balance due thereon.

          In all such purchases, sales or trades you are authorized to act at your own discretion in every respect concerning the undersigned's account with you and you are authorized to act for the undersigned and in the undersigned's behalf in the same manner and with the same force and effect as the undersigned might or could do with respect to such purchases, sales or trades as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or trades.

          The undersigned hereby ratifies and confirms any and all transactions with you heretofore or hereafter made by you for the undersigned's account.

          This authorization and indemnity is in addition to (and in no way limits or restricts) any rights which you may have under any other agreement or agreements between the undersigned and your firm or the undersigned and your clearing agent.

          This authorization and indemnity is also a continuing one and shall remain in full force and effect until revoked by the undersigned by a written notice addressed to you and delivered to your office at 100 Park Avenue, New York, New York 10017 but such revocation shall not affect any liability in any way resulting from transactions initiated prior to such revocation. This authorization and indemnity shall enure to the benefit of your present firm and of any successor firm or firms

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irrespective of any change or changes at any time in the personnel thereof for any cause whatsoever, and of the assigns of your present firm or any successor firm.

                                            Very truly yours,


Date: ________________________              ________________________________

      ------------------------
         City           State


ACCEPTANCE BY AUTHORIZED AGENT:



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